UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2011

IRON MOUNTAIN INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-13045	23-2588479
(Commission File Number)	(IRS Employer Identification No.)

745 Atlantic Avenue
Boston, Massachusetts 02111
(Address of principal executive offices, including zip code)

(617) 535-4766
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01         Regulation FD Disclosure.

On June 10, 2011, Iron Mountain Incorporated posted on its website an investor presentation that includes, among other matters, historical and projected financial information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

IRON MOUNTAIN INCORPORATED

By:	/s/ Ernest W. Cloutier
Name:	Ernest W. Cloutier
Title:	Executive Vice President, General
Counsel and Secretary

Date: June 10, 2011